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                                                                    EXHIBIT (21)
                            FIRST UNION CORPORATION
                             LIST OF SUBSIDIARIES*
ABCA, Inc.
     Citrus County Land Corp.
     Citrus County Service Corp.
     Davis Boulevard Service Corporation
     Melbourne Atlantic Venture Partners (20%)
     Naples Financial Services, Inc.
Austin Ventures IV-A, L. P. (6.42%)
BancFlorida Investment Services, Inc.
Capitol Finance Group, Inc.
Canaan Ventures II (19.60%)
Center Street Capital Management, L. P. (5.39%)
Chartwell Capital, L. P. (17.95%)
Coral Gables Service Corporation
DB & P, Inc.
DeMuth, Folger & Wetherill, L. P. (9.88%)
Education Financing Services, LLC (19.318%)
First Card Corporation
First Union Capital Markets Corp.
First Union Community Development Corporation
     Arbor Village, L.P. (99%)
     Athens Rental Housing, L.P. (99%)
     BR Limited Partnership (99%)
     Creative Choice Homes IX, Ltd. (99%)
     Green Ridge Associates, LLC (99%)
     Housing Equity Fund of Virginia I, L.P. (6.945%)
     Parkchester Limited Partnership (99%)
     Roanoke Community Development Corporation (27.778%)
     Statesboro Rental Housing, L. P. (99%)
     Vestcor-WR Associates, Ltd. (99%)
     Waterford Manor, L. P. (99%)
First Union Corporation of Georgia
     DFS Services, Inc.
     First Union National Bank of Georgia**
        Ashton of Richmond Hill, L. P. (99%)
        DF Southeastern Mortgage, Inc.
        GABK Holdings, Inc.
        GF Mortgage Corporation
        HHS Property Corporation
        Sandlewood Terrace of Ludowici L.P. (99%)
        The Atlanta Business Community Development Corporation (21.7%)
     Georgia Associated Services, Inc.
        Rainforest Associates (50%)
     GF Title Corporation


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
First Union Corporation of New Jersey
     Baltimore Bancorp
     First Fidelity Incorporated
        Execufirst Bancorp, Inc. (24.4%)
          First Executive Bank
        FCC-PR, Inc.
        Fidelcor Business Credit Corporation
          Comwest Capital Corporation
        Fidelcor Life Insurance Company
        First Fidelity Community Development Corporation
        First Union National Bank (95.1%) (4.9% Common Stock & 100% Preferred Stock owned by Baltimore
          Bancorp)
          ABERDEEN/FIDOREO LS, INC.
          Acadia Holdings, Inc.
          AIRPORT ROAD/FIDOREO, INC.
          Alpha JBD Holding, Inc.
          Arch Street Real Estate, Inc.
          Atlantic Residential Mortgage Corporation
          BARNAGAT/FIDOREO, INC.
          BELMONT AVENUE/FIDOREO, INC.
          BEST PARKING/FIDOREO, INC.
          BGMCO PA, Inc.
          BOB Title Holdings, Inc.
              BOB Title I, Inc.
              BOB Title II, Inc.
              BOB Title III, Inc.
              BOB Title IV, Inc.
              BOB Title VII, Inc.
              BOB Title IX, Inc.
              BOB Title X, Inc.
              BOB Title XI, Inc.
              BOB Title XII, Inc.
              BOB Title XIII, Inc.
              BOB Title XIX, Inc.
              BOB Title XXI, Inc.
              BOB Title XXIV, Inc.
              BOB Title XXV, Inc.
              BOB Title XXVI, Inc.
              BOB Title XXVII, Inc.
              BOB Title XXVIII, Inc.
              Bob Title XXX, Inc.
              Bob Title XXXI, Inc.
              Bob Title XXXV, Inc.
          BOCA/FIDOREO LS, INC.
          BREWERS BRIDGE/FIDOREO, INC.
          BRICK INDUSTRIAL/FIDOREO, INC.
          BRICK TOWNSHIP/FIDOREO LS, INC.
          Bucks/DHS Real Estate, Inc.
          CALAIS/FIDOREO LS, INC.
          CENTER/FIDOREO LS, INC.
          CHI ES Holding, Inc.
          COMBO/FIDOREO LS, INC.
          COMMERCE/FIDOREO LS, INC.
          CORNWALL WOODS/FIDOREO, INC.


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
          CRAWFORDS CORNER/FIDOREO, INC.
          CRL Real Estate, Inc.
          Crompond/FNY, Inc.
          CSQ Real Estate, Inc.
          DANA/FIDOREO, INC.
          DELRAY/FIDOREO LS, INC.
          Develcor NJ, Inc.
          Develcor PA, Inc.
          DFD Real Estate, Inc.
          East Fishkill Investors Corporation
          East Hempfield Dana, Inc.
          ESCONDIDO-HOVBUILT/FIDOREO, INC.
          ESTATES/FIDOREO, INC.
          Fairview Holdings, Inc.
          FAWN LAKES/FIDOREO, INC.
          FB General Real Estate, Inc.
          FF South, Inc.
          FFBIC, Inc.
          FFBIC New York, Inc.
          FFBIC New York II, Inc.
          FFL Services Corporation
          Ficor Duval, Inc.
          Ficor FL, Inc.
          Ficor NJ, Inc.
          Fidelity Overseas Investment, Inc.
          First Avenue King of Prussia, Inc.
          First Fidelity Brokers, Inc.
          First Fidelity Building Corporation
          First Fidelity Insurance Services, Inc.
          First Fidelity International Bank
          First Fidelity Leasing Group, Inc.
          First Fidelity Private Capital, Inc.
          First Fidelity Urban Investment Corporation
              Allentown Development Company, Inc. (24%)
          FLORHAM/FIDOREO LS, INC.
          FOIL, Inc.
          FOREST MOUNTAIN/FIDOREO LS, INC.
          FREEHOLD/FIDOREO, INC.
          GJA R/E Corp.
          Global Processing Alliance, Inc. (50%)
          GOLD/FIDOREO LS, INC.
          GRANA/MBNA Real Estate, Inc.
          GREENBRIAR/FIDOREO, INC.
          HELEN STREET/FIDOREO, INC.
          HOHOKUS/FIDOREO LS, INC.
          HOPP/FIDOREO, INC.
          HOVBUILT VILLAS/FIDOREO, INC.
          HSB Leasing, Inc.
          HUGUENOT/FIDOREO LS, INC.
          Industrial Valley Real Estate Co.
          Interchange Land, Inc.
          JERSEY CENTER/FIDOREO, INC.
          KNICKER/FIDOREO LS, INC.
          KOGEL ISLAND/FIDOREO, INC.


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
          KRAMER/FIDOREO LS, INC.
          LANDING CREEK/FIDOREO, INC.
          LCI/MBNA, Inc.
          LIFESTYLE/FIDOREO, INC.
          LINDEN/FIDOREO, INC.
          LIVINGSTON AVENUE/FIDOREO, INC.
          MACCULLOCH/FIDOREO, INC.
          MACK/FIDOREO, INC.
          MANCHESTER PLACE/FIDOREO, INC.
          MARABON/FIDOREO, INC.
          MARKET TOWERS/ FIDOREO, INC.
          MBNA OREO/SAUCON I, Inc.
          MBNO Real Estate, Inc.
          MDKD/FIDOREO, INC.
          MIDDLE ISLAND/FIDOREO, INC.
          Monroe Flex, Inc.
          MONTE ROSA/FIDOREO, INC.
          MSB Properties, Inc.
          MSB Properties Six, Inc.
          MT. EPHRAM/FIDOREO LS, INC.
          MULTI/FIDOREO, INC.
          Multi I/FNY, Inc.
          MULTI II/FIDOREO, INC.
          Northco Acquisition, Inc.
          OCEAN/FIDOREO, INC.
          Old York Road Real Estate, Inc.
          ORANGE NORTH/FIDOREO, INC.
          P. Newburgh Ridge, Inc.
          P. The Hill, Inc.
          PARK AVENUE/FIDOREO, INC.
          Park Avenue Investors, Inc.
          PAROG, Inc.
          PAYROLL/FIDOREO, INC.
          PERRY STREET/FIDOREO, INC.
          PICATINNY/FIDOREO LS, INC.
          Port Park/FNY, Inc.
          PWSB, Inc.
              WCSB, Inc.
          PWSB Bridle Land Corp.
          PWSB Edwards, Inc.
          R.H. Properties/MBNA, Inc.
          Raven Properties, Inc.
          REISS/FIDOREO, INC.
          Rosewood/MBNA Real Estate, Inc.
          Sand Soto Florida, Inc.
          SBRC Service Corporation
          S.B.R.C. Land Corp.
          SCOTCH/FIDOREO LS, INC.
          Sellit, Inc.
          Settlers Notch/Noreo, Inc.
          SGF/FIDOREO, INC.
          SHARK/FIDOREO, INC.
          SHORE/FIDOREO, INC.
          Skyhawk Agency, Inc.


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
          Sound Shore Investors, Inc.
          Southampton OSB, Inc.
          SPRING/FIDOREO, INC.
          Springhouse Real Estate, Inc.
          SURREY DOWNS/FIDOREO, INC.
          TAYLORR LAKES/FIDOREO, INC.
          The Howard Mortgage Group, Inc.
          THIRTY-THREE UNION/FIDOREO, INC.
          Three Ninety Nine Corp.
          TINTON FALLS/FIDOREO, INC.
          Towson Service Corporation
          Turnpike/MBNA, Inc.
          UNITED/FIDOREO, INC.
          UPPER SADDLE RIVER/FIDOREO LS, INC.
          UVC LAND/FIDOREO, INC.
          VERO/FIDOREO LS, INC.
          W. & J. McCur, Inc.
          WALDWICK/FIDOREO LS, INC.
          WATERVIEW/FIDOREO, INC.
          WAYNE/FIDOREO, INC.
        Merchants Realty Company
        Northeast Bancorp Inc. (1% Class A Preferred)
        Waller House Corporation
     First Union Bank of Delaware
        First Fidelity Insurance Services of Delaware, Inc.
          Atlantic Independent Insurance Agency, Inc.
     Northeast Bancorp, Inc.
        Fairfield Properties, Inc.
        First Union Bank of Connecticut
          EIGHTEEN/UNIONOREO, INC.
          FIFTEEN/UNIONOREO, INC.
          FIFTY/UNIONOREO, INC.
          FIFTY-EIGHT/UNIONOREO, INC.
          FIFTY-FIVE/UNIONOREO, INC.
          FIFTY-FOUR/UNIONOREO, INC.
          FIFTY-SEVEN/UNIONOREO, INC.
          FIFTY-SIX/UNIONOREO, INC.
          FORTY/UNIONOREO, INC.
          FORTY-EIGHT/UNIONOREO, INC.
          FORTY-FIVE/UNIONOREO, INC.
          FORTY-FOUR/UNIONOREO, INC.
          FORTY-NINE/UNIONOREO, INC.
          FORTY-ONE/UNIONOREO, INC.
          FORTY-SEVEN/UNIONOREO, INC.
          FORTY-SIX/UNIONOREO, INC.
          FORTY-TWO/UNIONOREO, INC.
          MULTI I/UNIONOREO, INC.
          NINETEEN/UNIONOREO, INC.
          Nor Con, Inc.
          Nor Con II, Inc.
          Nor Con III, Inc.
          Nor Con IV, Inc.
          SALERNO/UNIONOREO, INC.
          THIRTY-EIGHT/UNIONOREO, INC.


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
          THIRTY-ONE/UNIONOREO, INC.
          TWELVE/UNIONOREO, INC.
          TWENTY-THREE/UNIONOREO, INC.
          Union Financial Services Corporation
              East Hartford Clearing Company
              Fairfield Clearing Company
          Union Trust Brokerage Services, Inc.
          Washington Clearing Company
First Union Services, Inc. (formerly First Union Corporation of North Carolina) First Union Corporation of South Carolina
     First Union National Bank of South Carolina**
        Business Development Corporation of South Carolina (8.7%)
        SCBK Holdings, Inc.
First Union Corporation of Virginia****
     Ameribanc Development Corporation
     Ameribanc Financial Corporation
     Ameribanc Service Corporation
     Atlantic Venture Partners II, L.P. (5.44%)
     First American Service Corporation
        First American Development Corp.
        Long, Travers & FASC (40%)
        New Rivers Towers Limited Partnership (95% owned by First American Service Corporation; 5% owned by
          RTP, Inc.)
          Rebecca Corporation
        RTP, Inc.
        Woodlawn Joint Venture (40% owned by First American Service Corporation; 30% owned by
          First Union National Bank of Virginia)
     First Union National Bank of Maryland**
        First American Properties of Maryland, Inc.
     First Union National Bank of Tennessee**
        ACB Services, Inc.
        Professional Asset Management in Tennessee, Inc.
        The Exchange Building Limited Partnership (99%)
     First Union National Bank of Virginia**
        Arbor Glenn L.P. (99%)
        CFF Financial Corporation
        Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%) Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%) First Union Capital Partners, Inc.
          Atlantic Spinners, Inc. (12.5%)
          Chattem, Inc. (22.9%)
          Cybergenics Holding, Inc. (30.9%)
          FrontierVision, L. P. (14.1%)
          Heartland Port Enterprises (22.9%)
          Meigher Communications, L. P. (13.2%)
          Prism Radio Partners, L.P. (12.79%)
          TreBay Medical Corporation (30.77%)
        Homes for Fredericksburg Limited Partnership (99%)
        Housing Equity Fund of Virginia II, L.P. (38.5%)
        International Progress, Inc. (50%)
          Mountain Falls Park, Inc.
        Lafayette Family L.P. (99%)
        Salem Run Associates, L. P. (99%)


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
        Shenandoah Valley Properties L.P. (99%)
          Craigmont II, L.P. (99%)
          Elkmont Partners, L.P. (99%)
          Grottoes Partners L.P. (99%)
          Willow Lake Partners, L.P. (99%)
        WNB Corporation
        William Byrd Hotel Associates, L. P. (99%)
     First Union National Bank of Washington, D.C.**
        First Properties Associates, Inc.
     TRSTE, Inc.
     Virginia Suburban Corporation
     Walden Golf Club, Inc.
        Walden Golf Club Management Company
First Union Development Corporation
     The First Service Corporation of South Carolina
        Arrowwood Associates (50%)
First Union Export Trading Company
First Union Futures Corporation
First Union FPS, Inc.
First Union Home Equity Bank, N. A.
First Union Mortgage Corporation
     Argo Partnership, L. P. (8%)
     Farmington, Incorporated
        Ghent-Farmington Associates (50%)
     First Union Title Corporation
     R.B.C. Corporation
     Slate Stone Hills, Incorporated
     The Fairfax Corporation
        Interchange Partners (50%)
        North Ridge, Inc. (50%)
        Real Estate Consultants of the South, Inc.
     Water Street Insurance Agency, Inc.
First Union National Bank of Florida**
     Alden Pond, Inc.
     American Southern Mortgage Corporation
        American Southern Financial Group, L.C. (50%)
     Bart, Inc.
     Cantebury of Hilliard, Ltd. (99%)
     CIMC, Inc.
     Ellenton Housing Associates, Ltd. (99%)
     First Union Bank and Trust Company (Cayman) Ltd.
     Floral Oaks Apartments, Ltd. (99%)
     FNB Properties, Inc.
     Ft. Lauderdale Hotel Holding Company
     General Homes Corp. (9.205%)***
     Greenleaf Village of Groveland, Ltd. (89%)
     Horizon Appraisal Services, Inc.
     Jacksonville Affordable Housing, Ltd. (98%)
     Kaufman, Alsberg & Co.
     Lantana Associates, Ltd. (99%)
     O.R.E.O., Inc.


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
     Ravenwood of Kissimmee, Ltd. (99%)
     Rosemont Manor Ltd. (99%)
     River Reach of Orange County, Ltd. (99%)
     Spinnaker Reach Apartments of Duval, Ltd. (99%)
     Spring Gate Manor Limited (99%)
     Steeplechase Apartments, Ltd. (99%)
     Taroc, Inc.
     TWC Eighty-Eight, Ltd. (99%)
     Venice Service Corp.
        Bartow Operations, Inc.
        Mid-Island Service Corp.
        Port Charlotte Service Corp.
        Wiggins Service Corporation, Inc.
     Villa Biscayne of South Dade, Ltd. (99%)
     West Brickell Apartments, Ltd. (99%)
     Westville, Ltd. (99%)
     WSI, Inc.
First Union National Bank of North Carolina**
     100 Block Associates Limited Partnership (93.75%)
     Barrett Place Limited Partnership (99%)
     Builders Acceptance Corporation
     CT I Limited Partnership (99%)
     Evergreen Asset Management Corp.
     First Stratford Partnership (40%)
     First Union Brokerage Services, Inc.
     First Union Commercial Corporation
        First Union Rail Corporation
        First Wells Fargo Leasing Partnership (90%)
        Multiplex Leasing Partners (90%)
     First Union Commercial Leasing Group, L.L.C. (99% owned by First Union National Bank of North Carolina;
       1% owned by First Union Commercial Corporation)
     First Union International Banking Corporation
        Besso Holdings Limited (6.55%)
        First Union HKCB Asia, Ltd. (50%)
     First Union Investment Corporation
     First Union Mortgage Securities, Inc.
     Gainsborough Corporation
     GGL, Inc.***
        C4 Media Cable South, Limited Partnership (50%)***
        Novaten Communications, Inc. (50%)***
     Glen Royall Mill Limited Partnership (99%)
     Lieber I Corp.
        Lieber & Company (99% owned by Lieber I Corp.; 1% owned by Lieber II Corp.)
     Lieber II Corp.
     MHD, Inc.***
     NNI Bell Street Limited Partnership (99%)
     Yorktown Arms Development Limited Partnership (99%)
First Union Transportation Services, Inc.
FUI, Inc.
General Financial Life Insurance Company
Internet, Inc. (18.594%) (5.194% owned by First Union National Bank)


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                            FIRST UNION CORPORATION
                       LIST OF SUBSIDIARIES* -- CONTINUED
Meritor Service Corporation of Florida, Inc.
NAFCO Equipment Corporation
Phillips-Smith Specialty Retail Group III, L. P. (7.14%)
Queen City Special Company B
Southeast Switch, Inc. (15%)
Tryon Management, Inc.
Washington Bankshares, Inc.
   * Wholly-owned unless otherwise indicated. Includes entities in which First Union Corporation or a subsidiary has an investment in excess of 5%.
  ** Wholly-owned except for directors' qualifying shares.
 *** Interest acquired or subsidiary formed in connection with debts previously contracted other than those involving other real estated owned (OREO). **** Washington Bankshares, Inc. received 134 shares of Class B stock of First
     Union Corporation of Virginia in connection with the merger of its subsidiary, First American Bank, N.A., into Dominion Bank of Washington, N.A. (now First Union National Bank of Washington, D.C.)